UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 03, 2023

BRAVO MULTINATIONAL INCORPORATED
(Name of small business in its charter)

Wyoming	000-53505	85-4068651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) 2020 General Booth Blvd., Suite 230 Virginia Beach, VA 23454

Registrant’s telephone number:

757-306-6090

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

Item 1.01- Entry Into a Material Definitive Agreement

On July 03, 2023 Bravo Multinational, Inc. (“BRAVO”), a corporation formed under the laws of the State of Wyoming, entered into a Share Exchange Agreement (“the Agreement”) with Recombinant Productions Inc. (“RPI”), a corporation formed under the laws of the State of Nevada. Under the terms of the Agreement, the RPI shareholders will exchange shares representing approximately 51% of the outstanding shares of RPI common stock to BRAVO in exchange for 8,500,000 shares of BRAVO common stock. This will represent approximate ownership interest by BRAVO in RPI of approximately 51%, and following the close of this transaction, the RPI shareholders will own approximately 19.99% of the outstanding shares of common stock of BRAVO. After the completion of the transaction, RPI will be a majority owned subsidiary of BRAVO and the combined entity will report consolidated financial statements. The Agreement contains provisions that are typical for this type of transaction. Under the terms of the Agreement, the transaction will close within five business days after certain conditions have been satisfied, including the condition that the consent of any applicable governmental entity, such as the SEC, OTC Markets or FINRA is obtained.

Recombinant Productions, Inc. (“RPI”) is a Nevada corporation that is engaged in the business of developing and acquiring entertainment content and related technologies that span both traditional and new media distribution platforms.

The initial slate of projects that is intended to be developed by Bravo and RPI will focus on documentary film and live event projects that have both initial release and long-term catalog opportunities, as well as in-person experiential and merchandising tie-ins.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for BRAVO’s business and operations and involve a number of risks and uncertainties. BRAVO’s forward-looking statements in this report are made as of the date hereof and BRAVO disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise. In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, BRAVO is identifying certain forward-looking information regarding, among other things, the Important factors that could cause further events or results to vary from those addressed in the forward-looking statements, including, without limitation, risks and uncertainties arising from the ability of BRAVO to successfully manage the acquisition of RPI; uncertainties relating to the ability to realize the expected benefits of the share exchange; unanticipated or unfavourable regulatory matters; general economic conditions in the region and industry in which the companies operate, and other risk factors as discussed in other BRAVO filings made from time to time with the United States Securities and Exchange Commission.

Item 5.02-Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed in the Company’s information statement on 14f the following officers and directors have assessed their officers effective July 3, 2023.

Name	Age	Position(s)
Grant Cramer	61	CEO/Director
Frank Hagan	69	President/Director
Richard Kaiser	59	CFO/Director
Kayla Slick	35	COO/Director
Joshua Vance	58	Director

BIOGRAPHIES

The following sets forth biographical information regarding the Company’s proposed officers and directors.

GRANT CRAMER

Mr. Cramer, age 61, has been appointed Chief Executive Officer and a Director of the Company. Mr. Cramer has over three decades of experience in the entertainment business, and he has worked as an actor, writer, producer and production executive. Mr. Cramer founded Landafar Entertainment in Los Angeles, California in 2016 and Global Pictures Media in Ocala, Florida in 2015. As part of his work with those companies, he has developed and produced 14 feature films, including End Of Watch, Escape Plan, and 2 Guns. Mr. Cramer was also the executive producer of Lone Survivor, November Man, and Arctic Dogs. Mr. Cramer also produced And So It Goes, which was directed by Rob Reiner and starred Michael Douglas and Diane Keaton. His 30-minute short film Say Goodnight, Michael won several awards, including the Grand Jury Award at the New York International Independent Film Festival. Mr. Cramer attended the University of California Los Angeles from 1979 to 1981.

FRANK HAGAN

Mr. Hagan, age 69, has been appointed President and Director of the Company. Mr. Hagan is a seasoned producer with over 30 years of experience in the entertainment industry. He has produced national and local TV shows, award-winning talk shows, and reality programs. Mr. Hagan co-founded RRE Media, LLC. (Production Company) in 2011. Mr. Hagan has worked as a producer for major networks, including Discovery, History Channel, and Relativity Media. Mr. Hagan attended St. Mary’s College in Emmitsburg, Maryland, from 1971 to 1972. From 1973 to 1974, Mr. Hagan attended Westchester Community College in Valhalla, New York, where he received an Associate’s degree.

RICHARD KAISER

Richard Kaiser since 2018 is the Company Director, CFO, Corporate Secretary and Corporate Governance Officer. He has served as an officer and Co-Owner of Yes International since July, 1991. Yes International is a full-service EDGAR conversion filing agent, investor relations and venture capital firm located in Virginia Beach, Virginia. In 1990, Mr. Kaiser received a Bachelor of Arts degree in International Economics from Oakland University (formerly known as Michigan State University-Honors College.) From July 1, 2013 to the present, Mr. Kaiser has also served as a director, secretary and interim CFO of BioForce NanoSciences Holdings, a public company, trades under symbol BFNH on OTC Markets and is a Nevada Corporation with its headquarters located in Virginia Beach, Virginia. BioForce NanoSciences Holdings, Inc. is in the business private labeling vitamins and nutritional supplements. Since July 2020, Mr. Kaiser is also on the board of Element Global, Inc., a Wyoming Corporation, and a wholly-owned subsidiary of BioForce Nanosciences Holdings, Inc. In August 2022, Mr. Kaiser became a Director and Chief Financial Officer of Gold Rock Holdings, Inc., located in Virginia Beach, VA. Gold Rock Holdings is a Nevada Corporation which trades under the symbol GRHI on OTC Markets. Gold Rock Holdings, Inc. provides underground construction management services for laying fiber optic and copper cables. In the past, Mr. Kaiser held the position of Investor Relations for Royal Standard Minerals, Inc. and Scorpio Mining, Inc. He was also Head of Corporate Communication and Investor Relations at Air Packaging Technologies, Inc. and Puff Pack Industries, Inc. Mr. Kaiser has 30 years#146; experience working with public companies. Mr. Kaiser will retain his role as a Director and Chief Financial Officer of the Company.

KAYLA SLICK

Mrs. Slick, age 35, has been appointed Chief Operating Officer and a Director of the Company. Mrs. Slick has 15 years of experience in operations management, business development, strategic and digital marketing, and public relations. Mrs. Slick worked at The Platt Group and INSIDE Public Accounting from 2009 to 2016. Mrs. Slick co-founded and produced The PRIME Symposium in 2011, an annual conference, built around the best practices of IPA#146;s Best of the Best firms. From 2013 to 2015, Mrs. Slick worked at Tricor Automotive Group as Administrator, organizing annual global events for shareholders. In 2016 to 2022, she worked for Interactive Digital Solutions, Inc. where she developed the Sales Development Program and was later promoted to Marketing Communications Director for their MedSitter, LLC division. Mrs. Slick attended Purdue University from August 2006 to December 2010 and she received a Bachelor of Science degree in Financial Counseling & Planning and Organizational Leadership & Supervision. She is currently pursuing her Master of Science degree in Communications at Purdue University.

JOSHUA VANCE

Mr. Vance, age 43, was appointed as a Director of the Company. Mr. Vance has over 24 years#146; experience in Commercial Real Estate. Mr. Vance is a partner at Mountain West Commercial Real Estate, where he is engaged in buying, leasing and selling commercial real estate from 1999 to present. Mr. Vance has been a proprietor of BOM, LLC. From August 2006 to present, Mr. Vance was employed at InterNet Properties, Inc. buying, leasing and selling real estate.

Item 9.01- Financial Statements and Exhibits

Exhibit No.	Description
10.01+	Share Exchange Agreement

+Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 7, 2023	BRAVO MULTINATIONAL INCORPORATED By: /s/Richard Kaiser Name: Richard Kaiser Title: Director/CFO